UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2023

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2023, Patricia Cosgel, Senior Vice President – Chief Financial Officer of Avangrid, Inc. (the “Corporation”), notified the Corporation of her intention to resign effective November 24, 2023, due to personal reasons. Justin Lagasse, Senior Vice President – Controller, will act as the Interim Chief Financial Officer of the Corporation, effective November 24, 2023,

Mr. Lagasse, 35, was appointed Interim Controller on July 7, 2023, and Senior Vice President – Controller on July 18, 2023. He most recently served as Vice President – Chief Accounting Officer of Avangrid Management Company, LLC, a wholly-owned subsidiary of the Corporation, from September 2021 until July 7, 2023. Mr. Lagasse previously served as the Director of Technical Accounting of Avangrid Management Company, LLC from September 2017 until 2021. Prior to joining the Corporation, Mr. Lagasse served as Assurance Director of BDO USA, LLP from August 2012 until September 2017 and as Assurance Senior at Berry Dunn from January 2008 until July 2012. Mr. Lagasse received a Bachelor in Science degree in accounting and Masters of Business Administration of from Thomas College and is a Certified Public Accountant. Mr. Lagasse will not receive any additional compensation from the Corporation in connection with his service as Interim Chief Financial Officer. Mr. Lagasse does not have any family relationships with any director or executive officer of the Corporation and there are no transactions between Mr. Lagasse, on the one hand, and the Corporation, on the other hand, that would be reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Corporate Secretary

Dated: October 20, 2023

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